                                                                      Exhibit 23



               Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-K) of IKON Office Solutions, Inc. of our report dated October 15, 1997 (except for
Note 8, as to which the date is October 27, 1997), included in the 1997 Annual Report to the Shareholders of IKON Office Solutions, Inc.

Our audits also included the financial statement schedule of IKON Office Solutions, Inc. listed in item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following registration statements on Form S-3, Form S-4 and Form S-8 of IKON Office Solutions, Inc. and in the related Prospectuses of our report dated October 15, 1997, (except for Note 8, as to which the date is October 27, 1997), with respect to the consolidated financial statements of IKON Office Solutions, Inc. incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended September 30, 1997, filed with the Securities and Exchange Commission.

REGISTRATION
Number            Filing Date            Description
------------------------------------------------------------------------

2-66880           March 10, 1980         IKON Office Solutions, Inc.
                                         1980 Deferred Compensation Plan

2-75296           December 11, 1982      IKON Office Solutions, Inc.
                                         1982 Deferred Compensation Plan

33-00120          September 6, 1985      IKON Office Solutions, Inc.
                                         1985 Deferred Compensation Plan

33-26732          January 27, 1989       IKON Office Solutions, Inc.
                                         1989 Directors' Stock Option Plan

33-36745          September 10, 1990     IKON Office Solutions, Inc.
                                         1991 Deferred Compensation Plan


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


REGISTRATION
Number                       Filing Date                                Description
--------------------------------------------------------------------------------------------------

33-38193          December 10, 1990      IKON Office Solutions, Inc.
                                         1986 Stock Option Plan

33-84376          June 4, 1992           IKON Office Solutions, Inc.
                                         Stock Award Plan

33-55096          November 24, 1992      IKON Office Solutions, Inc.
                                         1993 Directors' Stock Option Plan

33-51183          November 24, 1993      IKON Office Solutions, Inc.
                                         Partners' Stock Purchase Plan

33-54781          July 28, 1994          IKON Office Solutions, Inc.
                                         Stock Award Plan

33-56469          November 15, 1994      IKON Office Solutions, Inc.
                                         1995 Stock Option Plan

33-56471          November 15, 1994      IKON Office Solutions, Inc.
                                         Long Term Incentive Compensation
                                         Plan

33-64177          November 14, 1995      IKON Office Solutions, Inc.
                                         $750,000,000 Debt Securities,
                                         Preferred Stock or Common Stock

33-64739          January 5, 1996        IKON Office Solutions, Inc. 10,000,000
                                         Shares of Common Stock

333-01743         March 14, 1996         IKON Office Solutions, Inc.
                                         5,000,000 Shares of Common Stock

333-19267         January 3, 1997        IKON Office Solutions, Inc.
                                         Retirement Savings Plan

333-24931         April 10, 1997         IKON Office Solutions, Inc.
                                         10,000,000 Shares of Common Stock



Philadelphia, Pennsylvania
December 24, 1997

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